Loans and Interest Receivable	12 Months Ended
Dec. 31, 2018
Receivables [Abstract]
Loans and Interest Receivable	Loans and Interest Receivable

We offer credit products to consumers and certain small and medium-sized merchants. We work with independent chartered financial institutions that extend credit to the consumer or merchant using our credit products in the U.S. For our consumer credit products outside the U.S., we extend credit through our Luxembourg banking subsidiary. For our merchant credit products outside the U.S., we extend working capital advances in the U.K. and loans in Germany through our Luxembourg banking subsidiary, and we extend working capital loans in Australia through an Australian subsidiary. Prior to July 2018, we purchased receivables related to credit extended to U.S. consumers by independent chartered financial institutions and were responsible for servicing functions related to that portfolio. Following the completion of the sale of our U.S. consumer credit receivables portfolio to Synchrony Bank in July 2018, we no longer purchase receivables related to the U.S. consumer loans, but remain responsible for the servicing functions related to the sold portfolio through a transition period. We purchase receivables related to credit extended to U.S. merchants by an independent chartered financial institution and are responsible for servicing functions related to that portfolio. During the year ended December 31, 2018 and 2017, we purchased approximately $8.1 billion and $10.2 billion in credit receivables, respectively.

Loans and Interest Receivable, Held for Sale

As of December 31, 2018, we had no outstanding balance of loans and interest receivable, held for sale as compared to $6.4 billion as of December 31, 2017. In November 2017, we reached an agreement to sell our U.S. consumer credit receivables portfolio to Synchrony Bank. Historically, this portfolio was reported as outstanding principal balances, net of any participation interest sold and pro rata allowances, including unamortized deferred origination costs and estimated collectible interest and fees. Upon approval of our Board of Directors to sell these receivables, the portfolio was reclassified as held for sale and recorded at the lower of cost or fair value, determined on an aggregate basis. For the year ended December 31, 2017, due to the designation as held for sale, the associated allowance for this portfolio was reversed, resulting in an increase of approximately $39 million in revenue from other value added services and a decrease of approximately $283 million in transaction and loan losses in our consolidated statements of income. See “Note 1—Overview and Summary of Significant Accounting Policies” for additional information. In July 2018, we completed the sale of this portfolio to Synchrony Bank, approximately at par, for total consideration of $6.9 billion, which includes cash consideration of $6.5 billion and a long-term note receivable in the amount of $426 million, which was recorded at its present value at the time of the completion of the sale in the amount of $261 million in other assets on our consolidated balance sheets. This amount will be subject to accretion over the term of the arrangement, and is not reflected as a cash item on our consolidated statements of cash flows. During the year ended December 31, 2018, additional expenses incurred due to this transaction resulted in a net loss of approximately $40 million recorded in restructuring and other expenses on our consolidated statements of income. The purchase price is subject to post-closing true-up and certain other adjustments under the terms of the purchase agreement. PayPal also earns a revenue share on the portfolio of consumer receivables owned by Synchrony Bank, which includes both the sold and newly generated receivables. The transaction was accounted for as a true sale based on our determination that it met all the necessary criteria for such accounting, including legal isolation for transferred assets, ability of the transferee to pledge or exchange the transferred assets without constraint, and the transfer of control. We also concluded that our continuing involvement in the revenue share arrangement does not invalidate this determination.

Loans and Interest Receivable, Net

Consumer Receivables

We offer credit products to consumers who choose PayPal Credit at checkout. As of December 31, 2018 and 2017, the outstanding balance of consumer receivables primarily consisted of loans and interest receivable due from international consumer accounts and was $704 million and $326 million, respectively.

We closely monitor credit quality for our consumer receivables to manage and evaluate our related exposure to credit risk. Credit risk management begins with initial underwriting and continues through to full repayment of a loan. To assess a consumer who requests a loan, we use, among other indicators, internally developed risk models using detailed information from external sources such as credit bureaus where available and internal historical experience including the consumer’s prior repayment history with PayPal Credit products as well as other measures. We use delinquency status and trends to assist in making new and ongoing credit decisions, to adjust our models, to plan our collection practices and strategies and in our determination of our allowance for consumer loans and interest receivable.

The following tables present the delinquency status of the principal amount of consumer loans and interest receivable. The amounts shown below are based on the number of days past the billing date to the consumer. Current represents balances that are within 30 days of the billing date. Amounts as of December 31, 2018 and 2017 represent loans and interest receivable due from consumer accounts, of which approximately 94.9% and 96.0%, respectively, were current.

December 31, 2018
(In millions)
Current	30 - 59 Days	60 - 89 Days	90 - 180 Days	Total Past 30 days	Total
$668	$18	$6	$12	$36	$704

December 31, 2017
(In millions)
Current	30 - 59 Days	60 - 89 Days	90 - 180 Days	Total Past 30 days	Total
$313	$7	$2	$4	$13	$326

We charge off consumer loan receivable balances in the month in which a customer balance becomes 180 days past the payment due date. Bankrupt accounts are charged off within 90 days after receipt of notification of bankruptcy. Loans receivable past the payment due date continue to accrue interest until they are charged off. We record an allowance for loss against the interest and fees receivable.

The following table summarizes the activity in the allowance for consumer loans and interest receivable for the years ended December 31, 2018 and 2017:

	December 31, 2018			December 31, 2017(1)
	Consumer Loans Receivable	Interest Receivable	Total Allowance(2)	Consumer Loans Receivable	Interest Receivable	Total Allowance
	(In millions)
Beginning Balance	$57	$6	$63	$265	$40	$305
Reversal of allowance related to loans and interest receivable, held for sale	—	—	—	(283)	(39)	(322)
Provisions	53	8	61	406	113	519
Charge-offs	(83)	(11)	(94)	(362)	(108)	(470)
Recoveries	—	—	—	31	—	31
Ending Balance	$27	$3	$30	$57	$6	$63
(1) Beginning balances, provisions and charge-offs include amounts related to loans and interest receivable, held for sale portfolio prior to its designation as held for sale.
(2) Beginning balance includes approximately $50 million of U.S. consumer credit receivables that were fully reserved and have been charged off as of December 31, 2018.

The tables above exclude receivables from other consumer credit products of $96 million and $55 million at December 31, 2018 and 2017, respectively, and allowances of $12 million and $7 million at December 31, 2018 and 2017, respectively.

The provision for loan losses relating to our consumer loans receivable portfolio is recognized in transaction and loan losses. The provision for interest receivable due to interest and fees earned on our consumer loans receivable portfolio is recognized in net revenues from other value added services as a reduction in revenue. Charge-offs that are recovered are recorded as a reduction to our allowance for loans and interest receivable.

Merchant receivables

We offer business financing solutions to certain small and medium-sized merchants through our PayPal Working Capital (“PPWC”) and PayPal Business Loan (“PPBL”) products. As of December 31, 2018 and 2017, the total outstanding balance in our pool of merchant loans, advances, and interest and fees receivable was $1.9 billion and $1.0 billion, respectively, net of the participation interest sold to an independent chartered financial institution of $84 million and $28 million, respectively. See “Note 1—Overview and Summary of Significant Accounting Policies” for additional information on this participation arrangement.

Through our PPWC product, merchants can borrow a certain percentage of their annual payment volume processed by PayPal and are charged a fixed fee for the loan or advance, which targets an annual percentage rate based on the overall credit assessment of the merchant. Loans and advances are repaid through a fixed percentage of the merchant's future payment volume that PayPal processes. Through our PPBL product, we provide merchants with access to short-term business financing for a fixed fee based on an evaluation of both the applying business as well as the business owner. PPBL repayments are collected by periodic payments until the balance has been satisfied.

The interest or fee is fixed at the time the loan or advance is extended and recognized as deferred revenues included in other current liabilities in our consolidated balance sheets. The fixed interest or fee is amortized to net revenues from other value added services based on the amount repaid over the repayment period. We estimate the repayment period based on the merchant's payment processing history with PayPal, where available. For PPWC, there is a general requirement that at least 10% of the original amount of the loan or advance plus the fixed fee must be repaid every 90 days. We calculate the repayment rate of the merchant's future payment volume so that repayment of the loan or advance and fixed fee is expected to generally occur within 9 to 12 months from the date of the loan or advance. On a monthly basis, we recalculate the repayment period based on the repayment activity on the receivable. As such, actual repayment periods are dependent on actual merchant payment processing volumes. For PPBL, we receive fixed periodic payments over the contractual term of the loan which generally ranges from 3 to 12 months. We actively monitor receivables with repayment periods greater than the original expected or contractual repayment period.

We closely monitor credit quality for our merchant loans and advances that we extend or purchase, so that we can evaluate, quantify, and manage our credit risk exposure. To assess a merchant seeking a business financing loan or advance, we use, among other indicators, risk models developed internally which utilize information obtained from multiple data sources, both external and internal data to predict the likelihood of timely and satisfactory repayment by the merchant of the loan or advance amount and the related interest or fee. Primary drivers of the models include the merchant's annual payment volume, payment processing history with PayPal and prior repayment history with the PayPal products where available, elements sourced from consumer credit bureau and business credit bureau reports, and other information obtained during the application process. We use delinquency status and trends to assist in making ongoing credit decisions, to adjust our internal models, to plan our collection practices and strategies, and in our determination of our allowance for these loans and advances.

Merchant Receivables Delinquency and Allowance

The following tables present our estimate of the principal amount of merchant loans, advances, and interest and fees receivable past their original expected or contractual repayment period.

December 31, 2018(1)
(In millions)
Within Original Expected Repayment Period	30 - 59 Days Greater	60 - 89 Days Greater	90 - 180 Days Greater	180+ Days	Total Past Original Expected Repayment Period	Total
$1,706	$66	$32	$57	$13	$168	$1,874
(1) Excludes $30 million of loan receivables related to iZettle merchant receivables.

December 31, 2017
(In millions)
Within Original Expected Repayment Period	30 - 59 Days Greater	60 - 89 Days Greater	90 - 180 Days Greater	180+ Days	Total Past Original Expected Repayment Period	Total
$884	$44	$28	$43	$13	$128	$1,012

The following table summarizes the activity in the allowance for merchant loans, advances, and interest and fees receivable, for the years ended December 31, 2018 and 2017:

	December 31, 2018(1)			December 31, 2017
	Merchant Loans and Advances	Interest & Fees Receivable	Total Allowance	Merchant Loans and Advances	Interest & Fees Receivable	Total Allowance
	(In millions)
Beginning Balance	$52	$7	$59	$28	$3	$31
Provisions	162	20	182	65	12	77
Charge-offs	(113)	(12)	(125)	(46)	(8)	(54)
Recoveries	10	—	10	5	—	5
Ending Balance	$111	$15	$126	$52	$7	$59

(1) Excludes allowance related to iZettle merchant receivables.

For merchant loans and advances, the determination of delinquency, from current to 180 days past due, is based on the current expected or contractual repayment period of the loan or advance and fixed interest or fee payment as compared to the original expected or contractual repayment period. We charge off receivables outstanding under our PPBL product when the repayments are 180 days past due. We charge off the receivables outstanding under our PPWC product when the repayments are 180 days past our expectation of repayments and the merchant has not made a payment in the last 60 days or when the repayments are 360 days past due regardless of whether the merchant has made a payment within the last 60 days. Bankrupt accounts are charged off within 60 days of receiving notification of bankruptcy. The provision for loan losses is recognized in transaction and loan losses, and the provisions for interest and fees receivable is recognized in deferred revenues included in other current liabilities in our consolidated balance sheets. Charge-offs that are recovered are recorded as a reduction to our allowance for loans and interest receivable.